Exhibit 32.1

Certification by the President—Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Brian K. Fike, Interim President—Chief Executive Officer of the Federal Home Loan Bank of Indianapolis certify that, to the best of my knowledge:

1. The Registrant’s Annual Report on Form 10-K for the period ended December 31, 2006 (“Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 30, 2007

By:	/s/ BRIAN K. FIKE
Name:	Brian K. Fike
Title:	Interim President—Chief Executive Officer